Exhibit 10.04

ASSIGNMENT OF RECEIVABLES

THIS ASSIGNMENT OF RECEIVABLES (this “Assignment”) is made and entered into as of November [*], 2025, by BALLENGEE GROUP, LLC, a Texas limited liability company (the “Assignor”), with an address at 2278 Monitor St, Dallas, Texas 75207 in favor of TEXAS SECURITY BANK (the “Lender”), with an address at 2102 E State Hwy 114, Southlake, Texas 76092.

RECITALS

WHEREAS, the Assignor and Lender entered into a Loan Agreement dated as of November [*], 2025 (as amended, restated, or modified, the “Loan Agreement”), pursuant to which the Assignor has obtained certain financing and credit products from the Lender (the “Loan”) evidenced by that certain promissory note dated of even date herewith, payable to the Lender (as the same may be amended, supplemented or replaced from time to time, the “Note”) for the purpose of funding general working capital purposes of the Assignor; and

WHEREAS, the payment of the Loan and the other Obligations (as defined in the Loan Agreement) is secured by a security agreement, certain pledge agreements, this Assignment, and all related agreements and documents executed and delivered pursuant to any of the forgoing (all of the foregoing, and all other documents evidencing, securing or guaranteeing payment of any Obligations to the Lender, as any of the same may be amended, supplemented or replaced from time to time, are hereinafter collectively referred to as the “Loan Documents”); and

WHEREAS, the Assignor has agreed to assign its interest in and to all present and future receivables under the Player Contracts, as defined in the Loan Agreement (collectively with all proceeds thereof, the “Pledged Receivables”) received or obtained by or committed to the Assignor, to the Lender in the manner hereinafter provided as additional security for the payment of the Loan and the other Obligations.

AGREEMENT

NOW, THEREFORE, in consideration of the extension of credit under the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Assignor hereby assigns, transfers and sets over to the Lender, as security for and a source of payment of the Loan and the other Obligations and the observance and performance of all the terms, covenants and provisions of the Loan Documents, all of the Assignor’s right, title and interest in and to the Pledged Receivables (which are now in existence or which may hereafter come into existence) and all cash and proceeds given or to be given or paid to Assignor in performance of the Player Contract or otherwise, and Assignor hereby appoints Lender as its agent and attorney-in-fact to perform all other necessary or appropriate acts with respect to such Pledged Receivables as agent and attorney-in-fact for Assignor, which appointment is irrevocable and coupled with an interest, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Pledged Receivables, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted by any law. This Assignment is a present absolute and unconditional assignment from the Assignor to the Lender to receive the proceeds of the Pledged Receivables, and not merely the granting of a security interest; provided that Lender shall have not liability or obligation under any Player Contract. The Assignor further represents, warrants and covenants to the Lender as follows:

1. Status of Assignor and Pledged Receivables. The Assignor represents and warrants that (i) the Pledged Receivables are valid and enforceable; (ii) to the best of Assignor’s knowledge there are no defaults with respect to any of the terms of the Pledged Receivables; (iii) Assignor is in compliance with, and has not defaulted under, the terms and conditions of all Player Contracts; (iv) there are no restrictions with respect to the use, assignment or other encumbrance by Assignor of the Pledged Receivables or proceeds therefrom; (v) Assignor has granted to Lender a first-priority security interest and lien in the Pledged Receivables; and (vi) except in favor of Lender, there are no liens or encumbrances affecting the Pledged Receivables. If requested by Lender, Assignor shall cause any payor of a Pledged Receivable to execute an acknowledge of the assignment set forth herein.

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2. Books and Records. The Assignor shall at all times maintain adequate records and books of account with respect to its operations and business activities in which proper entries are made in accordance with generally accepted accounting principles reflecting all its financial transactions, including proper records as to all Pledged Receivables and accounts, paid and unpaid, and the pertinent billing dates and aggregate billed and unbilled amounts owing on accounts and Pledged Receivables and the collection rates with respect to accounts and Pledged Receivables. The Assignor shall deliver a true and correct copy of all Player Contracts and any other documentary evidence of all Pledged Receivables to the Lender promptly upon the Lender’s request.

3. Restrictions on Actions Under Pledged Receivables. The Assignor shall not, without the prior written consent of the Lender, (i) further encumber, assign or attempt to assign the Pledged Receivables or any portion of the proceeds thereof, due and payable or to become due and payable thereunder, (ii) alter, modify, amend or change the terms of any of the Pledged Receivables or surrender, renew, cancel or terminate the same, or (iii) fail to collect all amounts payable under the Pledged Receivables.

4. Required Deposit with Lender. This Assignment has been made as additional security for the payment of the Obligations and the observance and performance by the Assignor of the terms, covenants and provisions of the Loan Documents on the Assignor’s part to be observed and performed. All amounts received by the Assignor with respect to the Pledged Receivables shall be held by the Assignor in trust for the benefit of the Lender and shall be deposited in full immediately upon receipt only in account number 2043875 maintained with Lender for use in the payment of all sums due on the Obligations in accordance with the terms of the Note and the other Loan Documents.

5. INSTRUCTIONS TO PAYORS AFTER DEFAULT. TIME IS OF THE ESSENCE HEREOF. THE ASSIGNOR HEREBY CONSENTS TO AND IRREVOCABLY AUTHORIZES AND DIRECTS THE PAYORS OF THE PLEDGED RECEIVABLES, UPON REQUEST AND NOTICE FROM THE LENDER OF THE LENDER’S RIGHT TO RECEIVE THE PROCEEDS AND OTHER AMOUNTS DUE UNDER SUCH PLEDGED RECEIVABLES, TO PAY TO THE LENDER THE PROCEEDS AND OTHER AMOUNTS DUE OR TO BECOME DUE UNDER THE PLEDGED RECEIVABLES, AND SAID PAYORS SHALL HAVE THE RIGHT TO RELY UPON SUCH REQUEST AND NOTICE FROM THE LENDER AND SHALL PAY SUCH AMOUNTS TO THE LENDER WITHOUT ANY OBLIGATION OR RIGHT TO DETERMINE THE ACTUAL EXISTENCE OF ANY DEFAULT OR EVENT CLAIMED BY THE LENDER AS THE BASIS FOR THE LENDER’S RIGHT TO RECEIVE SUCH PROCEEDS AND OTHER AMOUNTS AND NOTWITHSTANDING ANY NOTICE FROM OR CLAIM OF ASSIGNOR TO THE CONTRARY, AND ASSIGNOR SHALL HAVE NO RIGHT TO CLAIM AGAINST SAID PAYORS FOR ANY SUCH PROCEEDS AND OTHER AMOUNTS SO PAID BY SAID PAYORS TO THE LENDER.

6. Coverage of All Pledged Receivables. Any and all other Pledged Receivables presently in effect or hereafter entered into by the Assignor shall be covered by the provisions of this Assignment and all such Pledged Receivables and all of the Assignor’s right, title and interest in all such Pledged Receivables are hereby assigned to the Lender until paid in full, including any renewals or extensions thereof, subject to all of the terms, covenants and provisions of this Assignment.

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7. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices shall be given in the manner provided for notice in the Loan Agreement. Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

8. Preservation of Rights. No delay or omission on the Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender’s action or inaction impair any such right or power. The Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity. Without limiting the foregoing, nothing contained in this Assignment is intended or shall be construed to prevent the Lender in the exercise of its discretion from collecting the Pledged Receivables. To the extent permitted by law, the Assignor hereby waives any and all legal requirements that the Lender institute any action or proceeding in law or in equity against any other party, or exhaust its remedies under the Loan Documents, or in respect of any other security held by the Lender as a condition precedent to exercising its rights and remedies under this Assignment. The Assignor agrees that the collection of proceeds and the application thereof as aforesaid, or any part thereof, by the Lender shall not cure or waive any default, or waive, modify or affect any notice of default under the Note or the Loan Documents, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by the Lender, once exercised, shall continue for so long as the Lender shall elect. If the Lender shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

9. Illegality. If any provision contained in this Assignment should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Assignment.

10. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Assignor from, any provision of this Assignment will be effective unless made in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Assignor will entitle the Assignor to any other or further notice or demand in the same, similar or other circumstance.

11. Further Assurances. Assignor will, at the cost of Assignor, upon the Lender’s request, do, execute, acknowledge and deliver to the Lender such further documents, assurances and statements and do or cause to be done all and every such further acts, things, deeds, conveyances and the like as the Lender may deem necessary or appropriate to effect the transactions contemplated hereby or to confirm the assumption of and agreement to pay, perform and discharge the liabilities and obligations hereby assumed and agreed to be paid, performed or discharged, or intended so to be.

12. Successors and Assigns. This Assignment will be binding upon and inure to the benefit of the Assignor and the Lender and their respective heirs, executors, administrators, successors, and assigns; provided however that the Assignor may not assign this Assignment in whole or in part without the Lender’s prior written consent and the Lender at any time may assign this Assignment in whole or in part.

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13. Governing Law and Jurisdiction. This Assignment has been delivered to and accepted by the Lender and will be deemed to be made in the State where the Lender’s office indicated above is located. THIS ASSIGNMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE LENDER’S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Assignor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Lender’s office indicated above is located; provided that nothing contained in this Assignment will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Assignor individually, against any security or against any property of the Assignor within any other county, state or other foreign or domestic jurisdiction. The Lender and the Assignor agree that the venue provided above is the most convenient forum for both the Lender and the Assignor. The Assignor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Assignment.

14. Counterparts. This Assignment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Assignment by telecopy, emailed pdf., tif. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Assignment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Assignment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

15. Entire Agreement. This Assignment (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

16. Interpretation. In this Assignment, unless the Assignor and Lender otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”, references to articles, sections (or subdivisions of sections) or exhibits are to those of this Assignment; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Assignment. Section headings in this Assignment are included for convenience of reference only and shall not constitute a part of this Assignment for any other purpose. If this Assignment is executed by more than one party as Assignor, the obligations of such persons or entities will be joint and several.

17. WAIVER OF JURY TRIAL. THE ASSIGNOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS ASSIGNMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS ASSIGNMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE ASSIGNOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The undersigned acknowledges that it has read and understood all the provisions of this Assignment, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

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WITNESS the due execution of this Assignment as of the date first written above.

BALLENGEE GROUP, LLC

By:

SIGNATURES CONTINUE ON FOLLOWING PAGE

Assignment of Receivables—Signature Page

TEXAS SECURITY BANK

By:

Assignment of Receivables—Signature Page